10.10 Escrow Agreement

ESCROW AGREEMENT

         Entrust Financial Services, Inc., a Colorado corporation (the “Company”) and BBSB, LLC, a Colorado limited liability company (the “Holder”), wish to establish an escrow account with The Bank of Cherry Creek, a Branch of Western National Bank, hereinafter referred to as Escrow Agent, for the purposes established herein.

         FIRST: Detail of the assets and other items to be deposited into escrow are listed on the attached Schedule A which is attached hereto and is hereby incorporated into this agreement.

         SECOND: Specific instructions to the Escrow Agent are detailed in the attached Schedule B which is attached hereto and is hereby incorporated into this agreement.

         THIRD: The provisions of this agreement may only be supplemented, altered, amended, modified or revoked in writing signed by all of the parties hereto and after payment of all fees, costs and expenses of the Escrow Agent.

         FOURTH: No assignment, transfer, conveyance or hypothecation of any right, title or interest in and to the subject matter of this escrow shall be binding upon the Escrow Agent unless written notice thereof shall be served upon the Escrow Agent and all fees, costs and expenses incident thereto shall have been paid and then only upon the Escrow Agent’s assent thereto in writing.

         FIFTH: Any notice required or desired to be given by the Escrow Agent to any party to this Escrow may be given by mailing the same addressed to such party at the address given below the signature of such party or the most recent address of such party shown on the records of the Escrow Agent, and notice so mailed shall for all purposes hereof be as effectual as though served upon such party in person at the time of depositing such notice in the mail.

         SIXTH: The Escrow Agent may receive any payment called for hereunder after the due date thereof unless subsequent to the due date of such payment and prior to the receipt thereof the Escrow Agent shall have been instructed in writing to refuse such payment.

         SEVENTH: The Escrow Agent shall not be personally liable for any act it may do or omit to do hereunder as such agent, while acting in good faith and in the exercise of its own best judgment, and any act done or omitted by it pursuant to the advice of its own attorneys shall be conclusive evidence of such good faith.

         EIGHTH: The Escrow Agent is hereby expressly authorized to disregard any and all notices or warnings given by any of the parties hereto, or by any other person, firm or corporation, excepting only orders or process of court, and is hereby expressly authorized to comply with and obey any and all process, orders, judgments or decrees of any court, and in case the Escrow Agent obeys or complies with any such process, order, judgment or decree of any court it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such process, order, judgment or decree be subsequently reversed, modified, annulled, set aside or vacated, or found to have been issued or entered without jurisdiction.

         NINTH: In consideration of the acceptance of this escrow by the Escrow Agent, the undersigned agree, jointly and severally, for themselves, their heirs, legal representatives, successors and assigns to pay the Escrow Agent its charges hereunder and to indemnify and hold it harmless as to any liability by it incurred to any other person, firm or corporation by reason of its having accepted the same, or its carrying out any of the terms thereof, and to reimburse it for all its expenses, including, among other things, counsel fees and court costs incurred in connection herewith; and that the Escrow Agent shall have a first and prior lien upon all deposits made hereunder to secure the performance of said agreement of indemnity and the payment of its charges and expenses, hereby expressly authorizing the Escrow Agent, in the event payment is not received promptly from the undersigned, to deduct such charges and expenses, without previous notice, from any funds deposited hereunder. Escrow fees or charges, as distinguished from other expenses hereunder, are those fees detailed in the nineteenth paragraph hereof.

         TENTH: The Escrow Agent shall be under no duty or obligation to ascertain the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver these instructions or any documents or papers of payments deposited or called for hereunder, and assumes no responsibility or liability for the validity or sufficiency of these instructions or any documents or papers or payments deposited or called for hereunder.

         ELEVENTH: The Escrow Agent shall not be liable for the outlawing of any rights under any Statute of Limitation or by reason of laches in respect to these instructions or any documents or papers deposited.

         TWELFTH: In the event of any dispute between the parties hereto as to the facts of default, the validity or meaning of these instructions or any other fact or matter relating to the transaction between the parties, the Escrow Agent is instructed as follows:

         That it shall be under no obligation to act, except under process or order of court, or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process or court order or indemnification;

         That it may in its sole and absolute discretion, deposit the property herein or so much thereof as remains in its hands with the then Clerk, or acting Clerk, of the District Court of the City and County of Denver, State of Colorado, interplead the parties hereto, and upon so depositing such property and filing its complaint in interpleader it shall be relieved of all liability under the terms hereof as to the property so deposited, and furthermore, the parties hereto for themselves, their heirs, legal representatives, successors and assigns do hereby submit themselves to the jurisdiction of said court and do hereby appoint the then Clerk, or acting Clerk, of said court as their Agent for the service of all process in connection with such proceedings. The institution of any such interpleader action shall not impair the rights of the Escrow Agent under ninth paragraph above.

         THIRTEENTH: Any expenses to transfer any instruments or other property deposited hereunder may be paid by the Escrow Agent from funds held in Escrow, or if none then the undersigned will pay or reimburse for any such expense.

         FOURTEENTH: The provisions of these instructions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

         FIFTEENTH: The Holder shall be entitled to all income produced from investments held in this Escrow.

         SIXTEENTH: The Company and the Holder direct all liquid investments into SEI Daily Income Trust Prime Obligations fund. A sweep fee of .25% annually will apply to the average daily balances.

         EIGHTEENTH: This agreement shall be construed under the laws of the State of Colorado.

         NINETEENTH: The Company hereby agrees to pay the Escrow Agent an escrow agent fee as follows:

         $500.00 annually

Fees will be charged as follows:

Bill account ____X_____ Send invoice _______
Charge Checking #___________ Fee at closing _____
Party(ies) responsible for fees ________________________________
________________________________________________________________

         This agreement consists of six typewritten pages including this page and the additional two schedules which are incorporated by reference.

         IN WITNESS WHEREOF the undersigned have hereunto affixed their signatures on the __31st__ day of December, 2002 .

BBSB, LLC, a Colorado limited liability company

By: /s/___________________________
         Steve Shraiberg
         Manager

_____________________________________
Address

_____________________________________
Tax Identification No.

_____________________________________
Telephone No. / Fax No.

ENTRUST FINANCIAL SERVICES, INC., a Colorado corporation

By: /s/___________________________
         Scott J. Sax
         President

_____________________________________
Address

_____________________________________
Tax Identification No.

_____________________________________
Telephone No. / Fax No.

ACCEPTED:

The Bank of Cherry Creek, a Branch of Western National Bank, as Escrow Agent

By: /s/___________________________

SCHEDULE A

The Company is required to place in escrow $100,000 in cash on a monthly basis upon the occurrence of an Event of Default under Sections 11.6 or 12.4 of the Convertible Promissory Note dated December 31, 2002 and entered into by the Company for the benefit of the Holder (the “Note”). Upon such an Event of Default, the Holder shall promptly notify both the Company and the Escrow Agent of such Event of Default. All payments shall be due in full on the first business day of each month, beginning in the first month following delivery by the Holder of the notice described above. In the event that any escrow payment is not received in full on the first business day of the month, Escrow Agent shall notify Holder of such delinquent payment. Payments shall continue monthly from the first date such payments are due until the Note has been fully paid.